UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

Qlik Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 19, 2012, John C. Burris, a member of the Board of Directors of Qlik Technologies Inc. (the “Company”), died due to illness. Mr. Burris served as a member of the Company’s Board of Directors since October 2010. As a member of the Company’s Board of Directors and the Audit Committee of the Board of Directors (the “Audit Committee”), Mr. Burris provided significant contributions to the Company thanks to his extensive leadership, management, sales and corporate development experience.

In light of Mr. Burris’s death, there is currently a vacancy on the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By:	/s/ William G. Sorenson
Name: William G. Sorenson
Title: Chief Financial Officer and Treasurer

Dated: October 24, 2012